Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints Michael R. Cunningham as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                               Title                          Date


/s/ Gordon Mays                         Director                  March 10, 2000
---------------
Gordon Mays


/s/ James J. Cunningham                 Director                  March 24, 2000
-----------------------
James J. Cunningham


/s/ Arnold Spinner                      Director                  March 16, 2000
------------------
Arnold Spinner


/s/ Laurence Gerber                     Director                  March 14, 2000
-------------------
Laurence Gerber


/s/ Stanley J. Moss                     Director                  March 16, 2000
-------------------
Stanley J. Moss

STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF HUDSON   )

     On the 10 day of March, 2000, before me personally came Gordon Mays, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                     /s/ Joan Godette
                                                     -----------------------
                                                     Notary Public
                                                     State of New Jersey


STATE OF CALIFORNIA)
                   ) ss.:
COUNTY OF SAN DIEGO)

     On the 14 day of March 2000, before me personally came James J. Cunningham, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                     /s/ Jo-Ellen Platt
                                                     ---------------------
                                                     Notary Public
                                                     State of California


STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

     On the 16 day of March 2000, before me personally came Arnold Spinner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                     /s/ Margaret M. Rodriguez
                                                     -------------------------
                                                     Notary Public
                                                     State of New Jersey

COMM. OF MASSACHUSETTS)
                      ) ss.:
COUNTY MIDDLESEX      )

     On the 14 day of March 2000, before me personally came Laurence Gerber, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                   /s/ Barbara Vandelinde
                                                   -----------------------
                                                   Notary Public
                                                   Commonwealth of Massachusetts


STATE OF FLORIDA    )
                    ) ss.:
COUNTY OF PALM BEACH)

     On the 16 day of March 2000, before me personally came Stanley J. Moss, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                     /s/ Laurel K. Gille
                                                     ---------------------
                                                     Notary Public
                                                     State of Florida